UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:              (713) 626-1919

Date of fiscal year end:        May 31

Date of reporting period:        05/31/19

Item 1.   Reports to Stockholders.

Annual Report	5/31/2019

Invesco

Oppenheimer

Global High Yield

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global High Yield Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
1-Year	3.42%	-1.00%	5.65%
5-Year	2.48	1.61	4.53
Since Inception (11/8/13)	3.16	2.36	5.21

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charges. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See

3         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

During the reporting period, Invesco Oppenheimer Global High Yield Fund‘s Class A shares (without sales charge) returned 3.42%, underperforming its benchmark, the JPMorgan Global High Yield Index, which returned 5.65%.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. The U.S high yield sleeve underperformed the return of the Index.

The U.S. high yield bond portion of the Fund underperformed the Index in the energy sector. The underperformance was primarily driven by security selection in two high beta energy companies. Crude oil prices experienced significant volatility in the last twelve months with a peak to trough drop of over 40%, causing the sector to widen significantly, particularly for high beta credits. The first position was hampered by unexpected operational issues, which combined with lower oil prices negatively affected the company’s production and cash flow guidance. The second position was negatively impacted following management’s lower forward production guidance and underperformed with the drop in crude oil given its elevated leverage.

The U.S. high yield bond portion of the Fund outperformed the Index in the food and beverage sector. In the Food and Beverage

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

sector, our outperformance relative to the Index was primarily driven by security selection. Specifically, we had an overweight position in a large multinational protein processor that reported strong quarterly results on the back of strong global protein demand. Our outperformance was also driven by overweight holdings in two restaurant operators that delivered on asset sales and public equity capital raises that subsequently led to debt reduction and deleveraging.

Over the reporting period, emerging market high yield assets outperformed U.S. high yield, as emerging markets entered a period of repair despite flare ups in Argentina and Turkey and election risks in Brazil. Indeed, the outcome of the Brazilian elections turned out much more positive than markets originally expected.

The emerging markets bond portion of the Fund outperformed the Index over the period. The largest contributor was our large overweight in Brazil and good selection in domestically-oriented credits with higher-yields. Other positive contributions came from Ukraine, which also had a positive election result, and Ecuador, which secured an IMF agreement. The largest detractor was Argentina, which experienced volatility on weak economic numbers and political uncertainty ahead of elections in the second half of 2019.

STRATEGY & OUTLOOK

We have our largest overweight concentration versus the Index in the telecommunication sector. Our telecommunications overweight position is expressed in the wireless sub-sector, driven by the stabilization of the average revenue per unit (ARPU) metric, our expectation for continued handset net add growth, favorable regulatory trends, and potential positive M&A catalysts in 2019. We are underweight the wireline sub-sector due to industry challenges including competitive markets and long tailed declines, and lower FCF profiles given ongoing R&D and CAPEX needs.

The U.S. high yield sleeve was underweight the technology sector at period end. A number of fundamental concerns combined with poor relative value lead us to remain cautious on the technology sector. Competitive pricing and excess chip supply are expected to pressure prices, while China-US trade risks are likely to hang over the market for the foreseeable future. Within the sector, we are more cautious on hardware credits given higher leverage, lower yields and a decrease in government tech-related spending. We are neutral on the remaining parts of the sector.

We remain broadly constructive on emerging markets valuations, though we have become more selective as the rally continues. Despite the outperformance over the past year, the relative spreads of emerging markets versus U.S. credit still look attractive to us. As such we continue to maintain a 16% allocation to

6         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

emerging market corporates. We also continue to hold a fair number of defensive and higher-quality names in the portfolio. While emerging market foreign exchange rates have

Chris Kelly, CFA
Portfolio Manager

remained volatile in 2019 and will need to be monitored, it has thus far had limited impact on emerging market corporate fundamentals.

Joe Portera*
Portfolio Manager

*Effective June 21, 2019, Joe Portera became a Portfolio Manager of the Fund.

7         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	89.7%
Investment Company	6.2
Foreign Government Obligations	2.3
Corporate Loans	1.7
Common Stocks	0.1
Rights, Warrants and Certificates	—*
Preferred Stocks	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	75.0%
Brazil	4.8
Canada	3.9
Luxembourg	1.6
China	1.5
Mexico	1.3
United Arab Emirates	1.3
Argentina	1.2
Kenya	1.1
India	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

8         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION
U.S./Canada	78.9%
Latin & South America	7.6
Middle East/Africa	4.3
Asia	4.0
Europe	3.9
Emerging Europe	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2019, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
BBB	5.6%
BB	46.8
B	34.1
CCC	4.9
CC	0.4
D	0.3
Unrated	7.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 31, 2019, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, Invesco Advisers, Inc. (the “Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

9         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (OGYAX)	11/8/13	3.42%	2.48%	3.16%
Class C (OGYCX)	11/8/13	2.81	1.77	2.46
Class R (OGYNX)	11/8/13	3.17	2.23	2.91
Class Y (OGYYX)	11/8/13	3.85	2.81	3.49
Class R5* (GBHYX)	5/28/19	3.48	2.49	3.17
Class R6** (OGYIX)	11/8/13	3.98	2.86	3.53

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/19
	Inception Date	1-Year	5-Year	Since Inception
Class A (OGYAX)	11/8/13	-1.00%	1.61%	2.36%
Class C (OGYCX)	11/8/13	1.84	1.77	2.46
Class R (OGYNX)	11/8/13	3.17	2.23	2.91
Class Y (OGYYX)	11/8/13	3.85	2.81	3.49
Class R5* (GBHYX)	5/28/19	3.48	2.49	3.17
Class R6** (OGYIX)	11/8/13	3.98	2.86	3.53

STANDARDIZED YIELDS
For the 30 Days Ended 5/31/19
Class A	4.70%
Class C	4.20
Class R	4.66
Class Y	5.21
Class R6	5.25

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 5/31/19
Class A	4.03%
Class C	3.44
Class R	3.75
Class Y	4.53
Class R6	4.50

* Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is November 8, 2013.

**Class R6 shares’ returns shown for the periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after

10         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

the close of business on May 24, 2019, the returns of the fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended May 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended May 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2019, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit oppenheimerfunds.com.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	December 1, 2018	May 31, 2019	May 31, 2019[1,2]
Class A	$1,000.00	$1,046.10	$6.24
Class C	1,000.00	1,042.50	9.82
Class R	1,000.00	1,043.70	7.47
Class Y	1,000.00	1,047.70	4.71
Class R5	1,000.00	1,046.70	0.17
Class R6	1,000.00	1,048.80	4.09

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.85	6.16
Class C	1,000.00	1,015.36	9.69
Class R	1,000.00	1,017.65	7.37
Class Y	1,000.00	1,020.34	4.64
Class R5	1,000.00	1,020.69	4.29
Class R6	1,000.00	1,020.94	4.04

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 7/365 to reflect the period from after the close of business May 24, 2019 (inception of offering) to May 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.22%
Class C	1.92
Class R	1.46
Class Y	0.92
Class R5	0.85
Class R6	0.80

13         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2019

	Principal Amount	Value
Foreign Government Obligations—2.2%
Argentine Republic:
5.625% Sr. Unsec. Nts., 1/26/22	$250,000	$194,378
7.50% Sr. Unsec. Nts., 4/22/26	265,000	199,578
Republic of Kenya, 8.00% Sr. Unsec. Nts., 5/22/32[1]	360,000	352,422

Total Foreign Government Obligations (Cost $816,040)		746,378

Corporate Loans—1.7%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 5.439% [LIBOR12+300], 11/17/25[2]	24,761	24,629
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.233% [LIBOR12+475], 2/27/23[2]	44,663	44,781
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.939% [LIBOR12+450], 4/6/24[2]	29,576	29,613
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.938% [LIBOR4+725], 10/12/38[2]	3,209	3,209
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.479% [LIBOR12+500], 2/6/26[2]	65,000	64,980
iHeartCommunications, Inc, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.499% [LIBOR4+400], 5/1/26[2]	47,481	47,584
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.879% [LIBOR4+425], 6/23/23[2]	33,864	29,137
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.479% [LIBOR12+400], 5/15/23[2]	50,000	47,458
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.772% [LIBOR4+725], 10/17/22[2]	138,351	107,568
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.717% [LIBOR12+325], 10/25/20[2]	57,915	52,370
PetSmart, Inc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.72% [LIBOR12+425], 3/11/22[2,3]	39,742	38,351
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 5.189%-5.231% [LIBOR6+275], 8/14/24[2]	59,849	58,989
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 10.50% [PRIME4+500], 3/29/21[2,4]	19,747	20,201

Total Corporate Loans (Cost $593,317)		568,870

Corporate Bonds and Notes—87.5%
Consumer Discretionary—17.7%
Auto Components—0.9%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	65,000	62,872
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]	20,000	17,300
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	50,000	51,875
Delphi Technologies PLC, 5.00% Sr. Unsec. Nts., 10/1/25[1]	20,000	17,050
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	35,000	32,287

15         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Auto Components (Continued)
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	$30,000	$28,050
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	20,000	20,450
8.50% Sr. Unsec. Nts., 5/15/27[1]	40,000	39,900
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	30,000	22,913

		292,697

Automobiles—0.0%
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	20,000	16,375

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	34,000	34,170

Diversified Consumer Services—0.2%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	15,000	13,987
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20	20,000	19,788
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	20,000	15,000
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	25,000	25,125

		73,900

Entertainment—0.9%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	60,000	54,750
5.875% Sr. Sub. Nts., 11/15/26	25,000	22,018
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	45,302
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	55,000	55,550
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	30,000	30,825
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28	25,000	26,313
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	55,602

		290,360

Hotels, Restaurants & Leisure—4.9%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	64,350
5.00% Sec. Nts., 10/15/25[1]	110,000	108,075
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	65,000	64,756
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	69,431
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	45,000	45,506
6.375% Sr. Unsec. Nts., 4/1/26	20,000	20,677
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	55,000	53,927
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	40,000	40,250
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	30,000	31,575

16         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	$30,000	$30,640
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[5]	100,000	99,500
8.75% Sr. Sub. Nts., 10/1/25[1]	80,000	80,700
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	40,000	39,581
5.125% Sr. Unsec. Nts., 5/1/26	30,000	30,254
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	65,000	68,006
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	45,000	46,744
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	25,000	24,437
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	40,000	39,300
5.25% Sr. Unsec. Nts., 6/1/26[1]	65,000	65,975
Marriott Ownership Resorts, Inc./ILG LLC, 6.50% Sr. Unsec. Nts., 9/15/26[1]	25,000	25,969
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	80,000	82,900
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	45,000	47,419
6.00% Sr. Unsec. Nts., 3/15/23	50,000	52,875
6.625% Sr. Unsec. Nts., 12/15/21	45,000	48,053
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	35,000	33,775
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	60,000	59,550
Scientific Games International, Inc.:
8.25% Sr. Unsec. Nts., 3/15/26[1]	40,000	40,326
10.00% Sr. Unsec. Nts., 12/1/22	52,000	54,760
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	44,559
Twin River Worldwide Holdings, Inc., 6.75% Sr. Unsec. Nts., 6/1/27[1]	10,000	10,173
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	25,000	24,308
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	33,381
5.50% Sr. Unsec. Nts., 3/1/25[1]	40,000	39,300
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	20,000	19,600
5.50% Sr. Unsec. Nts., 10/1/27[1]	10,000	9,688

		1,650,320

Household Durables—2.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.25% Sr. Sec. Nts., 9/15/22[1]	25,000	24,844
4.625% Sr. Sec. Nts., 5/15/23[1]	10,000	10,012
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25	100,000	93,375
7.25% Sr. Unsec. Nts., 2/1/23	4,000	3,940

17         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Household Durables (Continued)
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	$90,000	$91,125
4.75% Sr. Unsec. Nts., 5/30/25	35,000	35,525
5.00% Sr. Unsec. Nts., 6/15/27	30,000	30,337
LGI Homes, Inc., 6.875% Sr. Unsec. Nts., 7/15/26[1]	20,000	20,250
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	68,775
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	55,000	57,475
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	30,000	30,900
Taylor Morrison Communities, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	85,000	87,631
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	45,000	46,238
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	49,000	47,285
6.00% Sr. Unsec. Nts., 9/1/23	45,000	44,775

		692,487

Internet & Catalog Retail—0.0%
Getty Images, Inc., 9.75% Sr. Unsec. Nts., 3/1/27[1]	5,000	5,113

Leisure Equipment & Products—0.3%
Mattel, Inc.:
4.35% Sr. Unsec. Nts., 10/1/20	15,000	15,075
6.75% Sr. Unsec. Nts., 12/31/25[1]	85,000	83,913

		98,988

Media—6.5%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	20,000	20,378
7.50% Sr. Sec. Nts., 5/15/26[1]	55,000	54,175
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	70,000	71,575
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	75,000	73,453
8.125% Sr. Sec. Nts., 2/1/27[1]	45,000	45,056
Altice Luxembourg SA:
7.625% Sr. Unsec. Nts., 2/15/25[1]	20,000	18,489
7.75% Sr. Unsec. Nts., 5/15/22[1]	20,000	20,400
10.50% Sr. Unsec. Nts., 5/15/27[1]	40,000	40,202
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	45,000	44,156
5.00% Sr. Unsec. Nts., 4/1/24	25,000	24,964
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	40,000	41,300
Cablevision Systems Corp., 5.875% Sr. Unsec. Nts., 9/15/22	20,000	20,744
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	24,805
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	69,475
5.125% Sr. Unsec. Nts., 5/1/23[1]	30,000	30,366
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	79,247
5.375% Sr. Unsec. Nts., 5/1/25[1]	15,000	15,352

18         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Media (Continued)
CCO Holdings LLC/CCO Holdings Capital Corp.: (Continued)
5.75% Sr. Unsec. Nts., 2/15/26[1]	$90,000	$93,600
5.875% Sr. Unsec. Nts., 4/1/24[1]	25,000	25,906
5.875% Sr. Unsec. Nts., 5/1/27[1]	15,000	15,506
Clear Channel Communications, Inc., 9.00% Sr. Nts., 12/15/19[4,6,11]	115,000	—
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[5]	25,000	25,688
Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	123,000
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	40,000	40,412
5.375% Sr. Unsec. Nts., 7/15/23[1]	20,000	20,350
5.50% Sr. Unsec. Nts., 5/15/26[1]	20,000	20,344
5.50% Sr. Unsec. Nts., 4/15/27[1]	40,000	40,782
6.50% Sr. Unsec. Nts., 2/1/29[1]	25,000	26,477
10.875% Sr. Unsec. Nts., 10/15/25[1]	40,000	45,502
DISH DBS Corp.:
5.125% Sr. Unsec. Nts., 5/1/20	20,000	20,150
5.875% Sr. Unsec. Nts., 7/15/22	30,000	29,597
5.875% Sr. Unsec. Nts., 11/15/24	170,000	153,224
6.75% Sr. Unsec. Nts., 6/1/21	20,000	20,700
7.75% Sr. Unsec. Nts., 7/1/26	35,000	32,130
Entercom Media Corp., 6.50% Sec. Nts., 5/1/27[1]	10,000	10,161
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	55,000	55,396
5.875% Sr. Unsec. Nts., 7/15/26[1]	65,000	66,849
iHeartCommunications, Inc.:
6.375% Sr. Sec. Nts., 5/1/26	10,853	11,328
8.375% Sr. Unsec. Nts., 5/1/27	19,671	20,679
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26	20,000	20,698
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	80,000	80,800
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	30,000	26,550
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	60,000	60,750
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	35,700
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	24,688
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	50,798
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	19,000
5.125% Sr. Sec. Nts., 2/15/25[1]	95,000	87,473
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	15,000	15,225
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	20,000	20,619
5.50% Sr. Sec. Nts., 8/15/26[1]	50,000	50,359
5.50% Sr. Sec. Nts., 5/15/29[1]	20,000	19,925
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	85,000	83,300

		2,187,803

19         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	$45,000	$36,000
8.625% Sec. Nts., 3/15/25[1]	25,000	12,625

		48,625
Specialty Retail—1.5%
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	35,000	29,487
8.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	41,875
GameStop Corp., 6.75% Sr. Unsec. Nts., 3/15/21[1]	80,000	80,400
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	25,000	22,406
6.875% Sr. Unsec. Nts., 11/1/35	155,000	135,625
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	45,000	45,394
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	45,000	44,888
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	60,000	56,625
7.125% Sr. Unsec. Nts., 3/15/23[1]	20,000	18,000
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	48,375

		523,075
Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	39,900
4.875% Sr. Unsec. Nts., 5/15/26[1]	15,000	14,805
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[1]	20,000	20,500

		75,205
Consumer Staples—3.8%
Food & Staples Retailing—1.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.625% Sr. Unsec. Nts., 6/15/24	90,000	91,350
7.50% Sr. Unsec. Nts., 3/15/26[1]	25,000	26,250
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	70,000	52,150
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	44,770
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[1]	100,000	97,000
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	85,000	70,019
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	50,000	45,000
7.75% Sr. Sec. Nts., 1/15/24[1]	25,000	26,562

		453,101
Food Products—1.9%
Darling Ingredients, Inc., 5.25% Sr. Unsec. Nts., 4/15/27[1]	20,000	20,263
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	10,000	5,800
JBS Investments II GmbH, 7.00% Sr. Unsec. Nts., 1/15/26[1]	30,000	31,538
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	45,000	46,181
6.75% Sr. Unsec. Nts., 2/15/28[1]	40,000	42,400

20         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Food Products (Continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50% Sr. Unsec. Nts., 4/15/29[1]	$40,000	$42,342
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[1]	20,000	20,000
NBM US Holdings, Inc., 7.00% Sr. Unsec. Nts., 5/14/26[1]	250,000	258,480
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	50,000	50,750
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	25,211
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	20,000	19,750
5.75% Sr. Unsec. Nts., 3/1/27[1]	70,000	70,525

		633,240
Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	55,000	47,712
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	25,688

		73,400
Personal Products—0.3%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	65,000	67,844
First Quality Finance Co., Inc., 5.00% Sr. Unsec. Nts., 7/1/25[1]	40,000	39,600

		107,444
Energy—14.1%
Energy Equipment & Services—3.8%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]	350,000	347,375
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	25,000	19,875
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	45,000	32,850
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	10,000	10,450
CSI Compressco LP/CSI Compressco Finance, Inc.:
7.25% Sr. Unsec. Nts., 8/15/22	10,000	9,075
7.50% Sr. Sec. Nts., 4/1/25[1]	30,000	29,475
CSN Resources SA, 7.625% Sr. Unsec. Nts., 4/17/26[1]	300,000	301,972
Ensco Rowan plc:
5.20% Sr. Unsec. Nts., 3/15/25	40,000	27,900
7.75% Sr. Unsec. Nts., 2/1/26	10,000	7,475
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	20,000	20,350
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	100,000	85,250
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	40,000	32,738
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	55,000	25,437
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	35,000	33,425
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	55,000	42,398
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	35,000	23,275
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	25,000	25,187

21         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	$23,625	$24,009
Transocean Poseidon Ltd., 6.875% Sr. Sec. Nts., 2/1/27[1]	10,000	10,313
Transocean Sentry Ltd., 5.375% Sr. Sec. Nts., 5/15/23[1]	40,000	39,700
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	23,469
9.00% Sr. Unsec. Nts., 7/15/23[1]	45,000	46,404
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	20,000	18,900
USA Compression Partners LP/USA Compression Finance
Corp., 6.875% Sr. Unsec. Nts., 9/1/27[1]	30,000	30,788

		1,268,090
Oil, Gas & Consumable Fuels—10.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	20,000	7,550
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	20,000	19,875
5.375% Sr. Unsec. Nts., 11/1/21	20,000	20,005
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	65,000	64,525
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	48,000	51,175
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	25,000	23,562
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	10,000	9,725
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	50,000	50,500
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.875% Sr. Unsec. Nts., 2/1/25	25,000	24,531
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20	30,000	28,800
8.00% Sec. Nts., 12/15/22[1]	77,000	54,092
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	30,000	28,725
7.625% Sr. Unsec. Nts., 1/15/22	15,000	13,912
Carrizo Oil & Gas, Inc.:
6.25% Sr. Unsec. Nts., 4/15/23	10,000	9,287
8.25% Sr. Unsec. Nts., 7/15/25	10,000	9,800
Centennial Resource Production LLC:
5.375% Sr. Unsec. Nts., 1/15/26[1]	10,000	9,550
6.875% Sr. Unsec. Nts., 4/1/27[1]	20,000	19,904
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	45,000	46,688
7.00% Sr. Sec. Nts., 6/30/24	40,000	44,688
Chesapeake Energy Corp.:
7.00% Sr. Unsec. Nts., 10/1/24	5,000	4,569
7.50% Sr. Unsec. Nts., 10/1/26	25,000	22,062
8.00% Sr. Unsec. Nts., 1/15/25	20,000	18,500
8.00% Sr. Unsec. Nts., 3/15/26[1]	25,000	22,812
8.00% Sr. Unsec. Nts., 6/15/27	15,000	13,350
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	5,006

22         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	$17,000	$16,386
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.625% Sr. Unsec. Nts., 5/1/27[1]	40,000	39,544
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	40,000	38,450
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	95,000	95,831
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[1]	20,000	20,253
5.125% Sr. Unsec. Nts., 5/15/29	20,000	20,161
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	40,000	39,100
9.25% Sec. Nts., 3/31/22[1]	40,000	38,800
Energy Transfer Operating LP, 5.875% Sr. Unsec. Nts., 1/15/24	75,000	82,000
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	10,000	9,972
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	10,000	9,862
5.60% Sr. Unsec. Nts., 4/1/44	20,000	17,700
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[1]	40,000	38,299
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	55,000	57,406
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	60,000	51,150
8.00% Sr. Sec. Nts., 11/29/24[1]	130,000	81,900
9.375% Sec. Nts., 5/1/24[5]	55,000	17,531
Extraction Oil & Gas, Inc.:
5.625% Sr. Unsec. Nts., 2/1/26[1]	25,000	19,750
7.375% Sr. Unsec. Nts., 5/15/24[1]	25,000	21,625
Fortress Transportation & Infrastructure Investors LLC, 6.75% Sr. Unsec. Nts., 3/15/22[1]	25,000	25,250
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26	80,000	74,100
6.50% Sr. Unsec. Nts., 10/1/25	40,000	38,150
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	30,000	24,900
6.375% Sr. Unsec. Nts., 5/15/25	25,000	20,875
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	25,000	25,875
HighPoint Operating Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	10,000	9,650
8.75% Sr. Unsec. Nts., 6/15/25	16,000	15,080
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	20,000	19,750
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	25,937
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	40,000	36,100
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	30,000	27,750

23         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	$20,000	$19,775
Medco Oak Tree Pte Ltd., 7.375% Sr. Sec. Nts., 5/14/26[1]	140,000	137,384
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	50,000	48,297
7.00% Sr. Unsec. Nts., 3/31/24[1]	20,000	17,950
Moss Creek Resources Holdings, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	15,000	12,525
10.50% Sr. Unsec. Nts., 5/15/27[1]	40,000	37,100
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,7]	130,760	45,112
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	25,000	27,456
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	40,000	39,500
7.50% Sr. Unsec. Nts., 11/1/23	45,000	45,909
7.50% Sr. Unsec. Nts., 4/15/26[1]	35,000	35,633
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[7]	10,050	10,402
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20	20,000	20,250
6.00% Sr. Unsec. Nts., 6/1/26	20,000	19,975
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	40,000	38,500
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]	25,000	25,438
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	34,825
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Unsec. Nts., 11/15/23	30,000	30,750
7.25% Sr. Unsec. Nts., 6/15/25	25,000	25,469
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23	45,000	45,675
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26	45,000	41,837
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 3/31/22[1]	25,000	24,906
6.375% Sr. Sec. Nts., 3/31/25[1]	40,000	38,900
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]	200,000	173,105
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26	55,000	49,913
6.875% Sr. Unsec. Nts., 3/1/21	20,000	20,400
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 3/15/23	20,000	18,809
5.75% Sr. Unsec. Nts., 6/1/21	20,000	20,000
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	100,000	11,500
7.25% Sr. Sec. Nts., 2/15/23[1]	20,000	17,000
7.75% Sr. Unsec. Nts., 6/15/21	50,000	5,750
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22	20,000	19,900
5.625% Sr. Unsec. Nts., 11/15/23	45,000	42,975
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27	25,000	22,125

24         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SM Energy Co.: (Continued)
6.75% Sr. Unsec. Nts., 9/15/26	$30,000	$26,940
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25	14,000	13,086
7.50% Sr. Unsec. Nts., 4/1/26	25,000	24,125
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25	25,000	23,517
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	75,000	66,938
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23	30,000	30,307
5.50% Sr. Unsec. Nts., 2/15/26	15,000	15,188
5.875% Sr. Unsec. Nts., 3/15/28	34,000	34,595
6.00% Sr. Unsec. Nts., 4/15/27[1]	20,000	20,368
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	35,875
5.50% Sr. Unsec. Nts., 1/15/28[1]	35,000	34,913
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28	10,000	9,647
5.875% Sr. Unsec. Nts., 4/15/26	50,000	51,813
6.50% Sr. Unsec. Nts., 7/15/27[1]	25,000	26,099
Teekay Corp., 9.25% Sr. Sec. Nts., 11/15/22[1]	20,000	20,214
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	10,000	9,750
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26	35,000	36,050
W&T Offshore, Inc., 9.75% Sec. Nts., 11/1/23[1]	5,000	4,944
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21	20,000	19,846
6.625% Sr. Unsec. Nts., 1/15/26	45,000	41,344
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	20,000	22,150

		3,475,084
Financials—10.9%
Capital Markets—2.1%
Cornerstone Building Brands, Inc., 8.00% Sr. Unsec. Nts., 4/15/26[1]	30,000	27,234
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	25,000	24,937
10.75% Sr. Unsec. Nts., 9/1/24[1]	20,000	18,800
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[5]	25,000	24,344
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	45,000	40,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	25,000	25,188
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	226,574
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25% Sr. Unsec. Nts., 2/15/21	15,000	14,625
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]	25,000	26,344

25         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Capital Markets (Continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	$65,000	$68,209
Refinitiv US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	25,000	25,260
8.25% Sr. Unsec. Nts., 11/15/26[1]	25,000	24,937
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	35,000	35,394
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	40,000	40,500
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	25,000	24,313
5.00% Sr. Unsec. Nts., 1/31/28[1]	15,000	14,475
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	35,000	32,200

		693,834
Commercial Banks—1.2%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,8]	40,000	42,985
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]	200,000	196,502
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21	40,000	40,401
5.00% Sr. Unsec. Nts., 8/15/22	10,000	10,395
5.25% Sr. Unsec. Nts., 3/7/25	25,000	26,472
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Sub. Nts., 2/15/24[1]	45,000	48,249
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	50,000	47,500

		412,504
Consumer Finance—2.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	55,000	48,400
Ally Financial, Inc.:
3.875% Sr. Unsec. Nts., 5/21/24	50,000	49,812
4.625% Sr. Unsec. Nts., 5/19/22	40,000	40,900
4.625% Sr. Unsec. Nts., 3/30/25	21,000	21,551
5.125% Sr. Unsec. Nts., 9/30/24	20,000	20,975
5.75% Sub. Nts., 11/20/25	55,000	59,056
8.00% Sr. Unsec. Nts., 11/1/31	45,000	57,262
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]	45,000	46,669
6.375% Sr. Unsec. Nts., 2/15/26[1]	20,000	20,925
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	15,000	11,625
Credit Acceptance Corp., 6.625% Sr. Unsec. Nts., 3/15/26[1]	40,000	41,600
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	25,000	23,250
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[1]	25,000	25,688

26         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Consumer Finance (Continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.75% Sr. Unsec. Nts., 2/1/27[1]	$25,000	$25,781
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	65,000	65,325
6.50% Sr. Unsec. Nts., 6/15/22	40,000	41,700
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,796
6.75% Sr. Unsec. Nts., 6/25/25	60,000	60,975
6.75% Sr. Unsec. Nts., 6/15/26	35,000	35,263
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 3/15/24	45,000	46,800
6.625% Sr. Unsec. Nts., 1/15/28	10,000	10,139
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	70,000	69,738
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]	20,000	18,875
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/27[1]	30,000	30,966

		894,071
Diversified Financial Services—0.3%
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]	35,000	35,647
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]	10,000	10,433
5.50% Sr. Unsec. Nts., 2/15/24[1]	50,000	52,555

		98,635
Insurance—0.1%
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21	20,000	19,350
7.70% Sr. Unsec. Nts., 6/15/20	30,000	30,165

		49,515
Real Estate Investment Trusts (REITs)—2.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75% Sr. Sec. Nts., 5/15/26[1]	40,000	40,700
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.125% Sr. Unsec. Nts., 7/1/22[1]	20,000	20,200
CoreCivic, Inc.:
4.625% Sr. Unsec. Nts., 5/1/23	20,000	19,725
5.00% Sr. Unsec. Nts., 10/15/22	10,000	10,062
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	57,750
5.875% Sr. Unsec. Nts., 1/15/26	50,000	52,505
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	88,200
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]	35,000	33,075
iStar, Inc.:
5.25% Sr. Unsec. Nts., 9/15/22	65,000	65,406
6.00% Sr. Unsec. Nts., 4/1/22	95,000	96,306

27         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	$55,000	$57,716
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	40,000	39,550
6.375% Sr. Unsec. Nts., 3/1/24	15,000	15,656
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	40,000	40,600
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22	30,000	29,989
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25	70,000	69,475
5.00% Sr. Unsec. Nts., 12/15/21	65,000	65,538
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	25,000	22,422

		824,875
Real Estate Management & Development—1.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[9]	150,000	154,272
Forestar Group, Inc., 8.00% Sr. Unsec. Nts., 4/15/24[1]	20,000	20,354
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	45,000	44,775
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	41,367
Realogy Group LLC/Realogy Co.-Issuer Corp., 9.375% Sr. Unsec. Nts., 4/1/27[1]	20,000	19,000
Times China Holdings Ltd., 7.85% Sr. Sec. Nts., 6/4/21[9]	300,000	308,570

		588,338
Thrifts & Mortgage Finance—0.4%
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]	35,000	35,000
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	25,000	23,336
5.75% Sr. Unsec. Nts., 5/1/25[1]	30,000	29,781
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	45,000	45,000

		133,117
Health Care—6.5%
Biotechnology—0.2%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]	55,000	50,875
Health Care Equipment & Supplies—0.2%
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	46,237
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	30,000	29,813

		76,050
Health Care Providers & Services—3.7%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	25,000	25,156
6.50% Sr. Unsec. Nts., 3/1/24	20,000	20,450
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	60,000	60,808

28         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Centene Corp.: (Continued)
5.375% Sr. Unsec. Nts., 6/1/26[1]	$30,000	$31,191
6.125% Sr. Unsec. Nts., 2/15/24	30,000	31,354
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	85,000	81,256
6.875% Sr. Unsec. Nts., 2/1/22	24,000	16,080
8.00% Sr. Sec. Nts., 3/15/26[1]	40,000	38,362
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	23,719
5.125% Sr. Unsec. Nts., 7/15/24	80,000	78,176
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	40,000	40,360
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1]	35,000	29,575
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	45,000	47,147
5.375% Sr. Unsec. Nts., 9/1/26	95,000	98,811
5.50% Sr. Sec. Nts., 6/15/47	35,000	36,893
5.625% Sr. Unsec. Nts., 9/1/28	90,000	94,023
5.875% Sr. Unsec. Nts., 2/15/26	25,000	26,563
7.50% Sr. Unsec. Nts., 2/15/22	75,000	82,312
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	31,708
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	55,000	58,020
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	60,000	60,120
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	50,635
6.00% Sr. Sec. Nts., 10/1/20	15,000	15,466
6.25% Sec. Nts., 2/1/27[1]	25,000	25,531
6.75% Sr. Unsec. Nts., 6/15/23	80,000	79,994
8.125% Sr. Unsec. Nts., 4/1/22	45,000	47,068
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	25,000	24,687

		1,255,465
Health Care Technology—0.2%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	70,000	69,300
Life Sciences Tools & Services—0.2%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 5/15/27[1]	35,000	35,520
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	35,000	32,375

		67,895
Pharmaceuticals—2.0%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1]	50,000	52,610
Bausch Health Cos, Inc.:
7.00% Sr. Unsec. Nts., 1/15/28[1]	25,000	24,758
7.25% Sr. Unsec. Nts., 5/30/29[1]	25,000	24,877
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	7,000	7,035
5.50% Sr. Sec. Nts., 11/1/25[1]	35,000	35,263

29         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Bausch Health Cos., Inc.: (Continued)
5.75% Sr. Sec. Nts., 8/15/27[1]	$20,000	$20,275
5.875% Sr. Unsec. Nts., 5/15/23[1]	17,000	17,103
6.125% Sr. Unsec. Nts., 4/15/25[1]	45,000	44,122
7.00% Sr. Sec. Nts., 3/15/24[1]	30,000	31,406
9.00% Sr. Unsec. Nts., 12/15/25[1]	75,000	81,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	15,000	14,325
6.00% Sr. Unsec. Nts., 7/15/23[1]	115,000	83,206
6.00% Sr. Unsec. Nts., 2/1/25[1]	35,000	23,450
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	30,000	28,941
5.50% Sr. Unsec. Nts., 4/15/25[1]	30,000	19,256
5.625% Sr. Unsec. Nts., 10/15/23[1]	25,000	17,250
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	30,975
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	25,000	23,469
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	20,000	19,968
3.15% Sr. Unsec. Nts., 10/1/26	25,000	19,047
6.00% Sr. Unsec. Nts., 4/15/24	70,000	65,012

		683,348
Industrials—9.9%
Aerospace & Defense—1.3%
Arconic, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	45,000	45,759
5.40% Sr. Unsec. Nts., 4/15/21	20,000	20,493
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	40,000	39,188
7.50% Sr. Unsec. Nts., 12/1/24[1]	45,000	44,325
7.50% Sr. Unsec. Nts., 3/15/25[1]	30,000	29,203
7.875% Sr. Unsec. Nts., 4/15/27[1]	40,000	38,488
DAE Funding LLC, 4.50% Sr. Unsec. Nts., 8/1/22[1]	50,000	50,000
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	35,000	37,012
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	25,563
6.375% Sr. Sub. Nts., 6/15/26	55,000	54,244
6.50% Sr. Sub. Nts., 7/15/24	45,000	45,005
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	15,000	14,550

		443,830
Air Freight & Couriers—0.2%
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	40,000	40,441
6.75% Sr. Unsec. Nts., 8/15/24[1]	40,000	41,200

		81,641

30         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Airlines—1.4%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	$30,000	$30,413
5.00% Sr. Unsec. Nts., 6/1/22[1]	85,000	85,998
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]	250,000	237,500
United Continental Holdings, Inc.:
4.25% Sr. Unsec. Nts., 10/1/22	65,000	65,170
4.875% Sr. Unsec. Nts., 1/15/25	50,000	49,706

		468,787
Building Products—0.2%
Builders FirstSource, Inc., 6.75% Sr. Sec. Nts., 6/1/27[1]	5,000	5,064
JELD-WEN, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	10,000	9,575
4.875% Sr. Unsec. Nts., 12/15/27[1]	10,000	9,425
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	50,000	50,726

		74,790
Commercial Services & Supplies—1.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	80,000	79,624
ADT Security Corp. (The):
4.875% Sr. Sec. Nts., 7/15/32[1]	10,000	8,325
6.25% Sr. Sec. Nts., 10/15/21	30,000	31,500
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[5,7]	50,582	33,890
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[7]	30,000	29,550
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	50,000	48,500
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	75,000	75,281
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	20,000	20,550
5.875% Sr. Unsec. Nts., 7/1/25	25,000	25,625
6.00% Sr. Unsec. Nts., 1/1/27	50,000	51,201
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	40,000	39,900
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	34,000	34,765
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	10,000	9,900
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	60,000	58,500
8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	44,000

		591,111
Construction & Engineering—0.3%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	44,409
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	24,937
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	25,000	24,188

		93,534
Electrical Equipment—0.4%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	45,000	47,643
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	35,000	34,650

31         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Electrical Equipment (Continued)
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,7]	$45,000	$43,819

		126,112
Industrial Conglomerates—1.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% Sr. Unsec. Nts., 2/1/22	40,000	40,500
6.25% Sr. Unsec. Nts., 5/15/26[1]	40,000	39,800
Turkiye Sise ve Cam Fabrikalari AS, 6.95% Sr. Unsec. Nts., 3/14/26[1]	300,000	286,080
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	60,000	57,189

		423,569
Machinery—0.9%
Allison Transmission, Inc.:
5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	44,863
5.875% Sr. Unsec. Nts., 6/1/29[1]	20,000	20,202
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	29,000	29,554
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	45,000	46,294
Manitowoc Co., Inc. (The), 9.00% Sec. Nts., 4/1/26[1]	30,000	29,250
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	15,000	15,469
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	45,000	46,238
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	45,000	44,100
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	20,000	18,950

		294,920
Professional Services—0.2%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	35,000	29,663
Nielsen Finance LLC/Nielsen Finance Co., 5.00% Sr. Unsec. Nts., 4/15/22[1]	40,000	39,861

		69,524
Road & Rail—0.7%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	25,000	25,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	45,000	43,481
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	25,063
Hertz Corp. (The):
5.50% Sr. Unsec. Nts., 10/15/24[1]	50,000	41,844
5.875% Sr. Unsec. Nts., 10/15/20	55,000	54,759
7.375% Sr. Unsec. Nts., 1/15/21	25,000	24,906
7.625% Sec. Nts., 6/1/22[1]	30,000	30,488

		245,916
Trading Companies & Distributors—1.3%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	25,687
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	43,425

32         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Trading Companies & Distributors (Continued)
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	$50,000	$49,788
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]	41,000	42,712
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	40,000	41,449
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28	57,000	55,410
5.25% Sr. Unsec. Nts., 1/15/30	20,000	19,650
5.875% Sr. Unsec. Nts., 9/15/26	95,000	98,681
6.50% Sr. Unsec. Nts., 12/15/26	50,000	53,125

		429,927
Information Technology—5.3%
Communications Equipment—1.2%
Chaparral Energy, Inc., 8.75% Sr. Unsec. Nts., 7/15/23[1]	30,000	17,850
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	50,000	45,625
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[5]	120,000	125,583
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26	20,000	19,981
6.625% Sr. Unsec. Nts., 8/1/26	20,000	20,000
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	75,000	76,045
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	39,750
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	15,000	9,900
ViaSat, Inc.:
5.625% Sr. Unsec. Nts., 9/15/25[1]	25,000	24,375
5.625% Sr. Sec. Nts., 4/15/27[1]	30,000	30,510

		409,619
Electronic Equipment, Instruments, & Components—0.4%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22	25,000	23,187
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	35,578
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	65,000	62,725

		121,490
Internet Software & Services—0.3%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	115,000	100,337
IT Services—1.4%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	25,000	25,312
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	65,000	67,437
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	55,825
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	35,000	35,765
5.75% Sec. Nts., 1/15/24[1]	70,000	71,890
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	60,600
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	10,000	8,450
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	35,000	34,563
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	65,000	65,650

33         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
IT Services (Continued)
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	$35,000	$35,751

		461,243
Semiconductors & Semiconductor Equipment—0.2%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,299
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]	45,000	45,900
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	25,000	26,805

		83,004
Software—1.1%
Dell International LLC/EMC Corp., 7.125% Sr. Unsec. Nts., 6/15/24[1]	35,000	36,875
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	25,000	25,299
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	71,663
Symantec Corp.:
4.20% Sr. Unsec. Nts., 9/15/20	25,000	25,156
5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	40,027
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	50,000	52,906
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	25,000	26,188
8.00% Sr. Unsec. Nts., 11/1/26[1]	25,000	26,531
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	70,125

		374,770
Technology Hardware, Storage & Peripherals—0.7%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	70,000	65,800
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	64,125
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	46,084
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26	30,000	28,510
Xerox Corp., 2.80% Sr. Unsec. Nts., 5/15/20	35,000	34,829

		239,348
Materials—8.4%
Chemicals—2.0%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	25,000	25,844
6.875% Sr. Unsec. Nts., 5/15/43	20,000	21,150
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	35,000	36,435
9.00% Sr. Unsec. Nts., 10/1/25[1]	45,000	49,669
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	25,000	27,562
CF Industries, Inc.:
5.15% Sr. Unsec. Nts., 3/15/34	25,000	23,562
5.375% Sr. Unsec. Nts., 3/15/44	20,000	17,875
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	25,000	24,813

34         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Chemicals (Continued)
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	$15,000	$15,506
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]	10,000	10,188
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	70,000	56,350
10.375% Sr. Sec. Nts., 2/1/22[1]	25,000	19,875
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	25,000	23,609
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	15,000	15,544
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	23,531
5.25% Sr. Unsec. Nts., 8/1/23[1]	25,000	24,406
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	20,000	19,325
5.125% Sr. Unsec. Nts., 9/15/27	25,000	24,805
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]	20,000	20,100
6.75% Sr. Sec. Nts., 11/15/22[1]	25,000	25,906
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	35,000	32,200
Starfruit Finco BV/Starfruit US Holdco LLC, 8.00% Sr. Unsec. Nts., 10/1/26[1]	35,000	34,388
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	40,894
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]	20,000	18,850
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	35,000	31,325
WR Grace & Co.-Conn, 5.125% Sr. Unsec. Nts., 10/1/21[1]	20,000	20,344

		684,056
Construction Materials—0.2%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	10,000	9,975
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	25,000	24,625
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	40,000	40,900

		75,500
Containers & Packaging—2.2%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,7]	76,400	73,726
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20	25,000	25,500
Berry Global Escrow Corp.:
4.875% Sr. Sec. Nts., 7/15/26[1,3]	20,000	19,966
5.625% Sec. Nts., 7/15/27[1,3]	10,000	10,096
BWAY Holding Co.:
5.50% Sr. Sec. Nts., 4/15/24[1]	10,000	9,813
7.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	48,317
Cascades, Inc., 5.50% Sr. Unsec. Nts., 7/15/22[1]	20,000	20,050
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	35,000	35,521
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	45,000	40,612

35         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Graphic Packaging International LLC, 4.875% Sr. Unsec. Nts., 11/15/22	$25,000	$25,562
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]	25,000	25,187
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]	50,000	51,125
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	45,000	44,325
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	45,844
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	58,662
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	70,102
7.00% Sr. Unsec. Nts., 7/15/24[1]	55,000	55,688
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	30,000	31,013
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	27,313

		718,422
Metals & Mining—3.1%
AK Steel Corp., 6.375% Sr. Unsec. Nts., 10/15/25	30,000	22,950
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	15,000	15,112
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	20,500
7.00% Sr. Unsec. Nts., 9/30/26[1]	20,000	21,050
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	20,000	20,950
Allegheny Technologies, Inc.:
5.95% Sr. Unsec. Nts., 1/15/21	20,000	19,944
7.875% Sr. Unsec. Nts., 8/15/23	20,000	21,069
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[1,3]	20,000	20,167
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	25,000	27,894
7.00% Sr. Unsec. Nts., 10/15/39	10,000	11,428
Arconic, Inc., 6.15% Sr. Unsec. Nts., 8/15/20	20,000	20,554
Cleveland-Cliffs, Inc.:
5.75% Sr. Unsec. Nts., 3/1/25	11,000	10,752
5.875% Sr. Unsec. Nts., 6/1/27[1]	45,000	41,962
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	40,000	35,162
Eldorado Gold Corp.:
6.125% Sr. Unsec. Nts., 12/15/20[1]	40,000	40,032
9.50% Sec. Nts., 6/1/24[1,3]	15,000	14,775
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	65,000	52,325
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	6,000	5,985
7.25% Sr. Unsec. Nts., 4/1/23[1]	60,000	54,975
FMG Resources August 2006 Pty Ltd., 4.75% Sr. Unsec. Nts., 5/15/22[1]	20,000	20,125
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22	20,000	19,606
4.00% Sr. Unsec. Nts., 11/14/21	25,000	25,219

36         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Freeport-McMoRan, Inc.: (Continued)
4.55% Sr. Unsec. Nts., 11/14/24	$15,000	$14,513
5.40% Sr. Unsec. Nts., 11/14/34	45,000	40,275
5.45% Sr. Unsec. Nts., 3/15/43	30,000	25,740
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	40,000	39,900
IAMGOLD Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	15,000	15,020
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	40,000	37,700
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	200,000	197,564
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	30,000	23,475
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	30,000	29,663
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	25,000	24,173
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	15,000	12,389
6.875% Sr. Unsec. Nts., 8/15/25	30,000	26,025
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	25,000	26,313

		1,055,286
Paper & Forest Products—0.9%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,150
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	20,000	19,795
6.50% Sr. Unsec. Nts., 2/1/24	20,000	20,500
Suzano Austria GmbH, 5.00% Sr. Unsec. Nts., 1/15/30[1]	240,000	234,857

		290,302
Telecommunication Services—7.3%
Diversified Telecommunication Services—4.4%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	240,000	240,972
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	62,887
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	25,000	25,125
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	45,000	48,150
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	21,562
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75% Sr. Sec. Nts., 5/25/24[1]	20,000	19,800
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26	35,000	36,167
Frontier Communications Corp.:
8.00% Sr. Sec. Nts., 4/1/27[1]	60,000	62,400
8.50% Sec. Nts., 4/1/26[1]	55,000	52,937
8.75% Sr. Unsec. Nts., 4/15/22	45,000	31,387
10.50% Sr. Unsec. Nts., 9/15/22	55,000	40,082
11.00% Sr. Unsec. Nts., 9/15/25	20,000	12,700
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	10,000	10,013
Inmarsat Finance plc, 4.875% Sr. Unsec. Nts., 5/15/22[1]	20,000	20,214
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	20,000	18,050
8.00% Sr. Sec. Nts., 2/15/24[1]	50,000	52,175

37         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Intelsat Jackson Holdings SA: (Continued)
8.50% Sr. Unsec. Nts., 10/15/24[1]	$45,000	$43,988
9.75% Sr. Unsec. Nts., 7/15/25[1]	20,000	20,400
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	65,000	62,888
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	75,000	74,978
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[7]	200,000	203,752
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	60,094
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	20,000	19,849
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	55,550
5.125% Sr. Unsec. Nts., 4/15/25	25,000	25,516
6.00% Sr. Unsec. Nts., 4/15/24	40,000	41,600
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25[4]	39,000	39,098
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	20,000	20,600
6.00% Sr. Unsec. Nts., 4/1/23	55,000	56,706

		1,479,640
Wireless Telecommunication Services—2.9%
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]	70,000	70,525
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.875% Sr. Sec. Nts., 5/1/24[1]	20,000	20,400
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	40,000	42,000
6.875% Sr. Unsec. Nts., 3/15/25	50,000	52,235
7.125% Sr. Unsec. Nts., 3/15/26	70,000	73,286
8.25% Sr. Unsec. Nts., 12/15/20	45,000	48,231
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28	92,363	96,381
8.75% Sr. Unsec. Nts., 3/15/32	25,000	28,750
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	85,000	87,125
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	51,297
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	100,000	104,250
7.625% Sr. Unsec. Nts., 3/1/26	70,000	74,331
7.875% Sr. Unsec. Nts., 9/15/23	170,000	183,034
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]	55,000	53,625

		985,470
Utilities—3.6%
Electric Utilities—0.9%
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]	250,000	254,875
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]	15,000	14,606

38         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Electric Utilities (Continued)
Talen Energy Supply LLC, 7.25% Sr. Sec. Nts., 5/15/27[1]	$20,000	$20,294

		289,775
Gas Utilities—0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	50,000	51,065
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	53,075
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	25,000	25,571

		129,711
Independent Power and Renewable Electricity Producers—2.0%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./ Parampujya Solar Energ, 6.25% Sr. Sec. Nts., 12/10/24[1,3]	300,000	300,000
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	25,000	25,219
6.00% Sr. Unsec. Nts., 5/15/26	15,000	15,750
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	60,000	58,954
5.75% Sr. Unsec. Nts., 1/15/25	35,000	33,958
5.875% Sr. Sec. Nts., 1/15/24[1]	20,000	20,219
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]	25,000	25,031
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	25,000	25,407
NRG Energy, Inc.:
3.75% Sr. Sec. Nts., 6/15/24[1]	45,000	45,713
6.625% Sr. Unsec. Nts., 1/15/27	55,000	58,712
7.25% Sr. Unsec. Nts., 5/15/26	30,000	32,475
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]	25,000	25,651

		667,089
Multi-Utilities—0.3%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	30,000	30,399
NGPL PipeCo LLC:
4.375% Sr. Unsec. Nts., 8/15/22[5]	20,000	20,319
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	36,094
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	30,000	30,337

		117,149

Total Corporate Bonds and Notes (Cost $30,093,780)		29,523,171
	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A10 (Cost $3,125)	5	762
Common Stocks—0.1%
Claire’s Holdings LLC[10]	20	12,938
Clear Channel Outdoor Holdings, Inc., Cl. A10	4,513	22,926

39         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Common Stocks (Continued)
iHeartMedia, Inc., Cl. A10	908	$14,982
Quicksilver Resources, Inc.[10,11]	155,000	—

Total Common Stocks (Cost $180,461)		50,846

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[10,11] (Cost $4,061)	445	62

	Shares
Investment Company—6.0%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.39%[12] (Cost $2,026,721)	2,026,721	2,026,721
Total Investments, at Value (Cost $33,717,505)	97.5%	32,916,810
Net Other Assets (Liabilities)	2.5	835,235

Net Assets	100.0%	$33,752,045

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,611,539 or 52.18% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1K of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 1 of the accompanying Notes.

5. Restricted security. The aggregate value of restricted securities at period end was $346,855, which represents 1.03% of the Fund’s net assets. See Note 1 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/14/13-5/10/19	$45,569	$33,890	$(11,679)
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20	8/9/17	25,244	25,688	444
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25	9/27/18	24,598	24,344	(254)
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sec. Nts., 5/1/24	10/21/16	45,963	17,531	(28,432)
Golden Nugget, Inc., 6.75% Sr. Unsec. Nts., 10/15/24	9/20/16-9/12/17	99,300	99,500	200
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22	3/1/17	120,000	125,583	5,583
NGPL PipeCo LLC, 4.375% Sr. Unsec. Nts., 8/15/22	4/25/19	20,510	20,319	(191)

		$381,184	$346,855	$(34,329)

6. Security received as the result of issuer reorganization.

40         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

7. Interest or dividend is paid-in-kind, when applicable.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $462,842 or 1.37% of the Fund’s net assets at period end.

10. Non-income producing security.

11. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

12. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$24,700,485	75.0%
Brazil	1,580,018	4.8
Canada	1,274,357	3.9
Luxembourg	523,524	1.6
China	499,711	1.5
Mexico	437,474	1.3
United Arab Emirates	422,437	1.3
Argentina	393,956	1.2
Kenya	352,422	1.1
India	300,000	0.9
Turkey	286,080	0.9
Russia	226,574	0.7
Ireland	205,336	0.6
Israel	199,071	0.6
Ukraine	197,564	0.6
United Kingdom	184,374	0.5
Singapore	173,105	0.5
Indonesia	137,384	0.4
France	128,959	0.4
New Zealand	125,789	0.4
Mauritius	125,583	0.4
Netherlands	98,525	0.3
Belgium	89,075	0.3
Italy	77,038	0.2
Australia	63,110	0.2
Macau	29,288	0.1
Trinidad and Tobago	24,812	0.1
Cayman Islands	20,745	0.1
Bermuda	20,214	0.1
St. Lucia	19,800	0.0

Total	$32,916,810	100.0%

41         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Definitions
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
PRIME4	United States Prime Rate-Quarterly
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

See accompanying Notes to Consolidated Financial Statements.

42         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES May 31, 2019

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $31,690,784)	$30,890,089
Affiliated companies (cost $2,026,721)	2,026,721

32,916,810
Cash	804,112
Receivables and other assets:
Interest and dividends	475,872
Investments sold on a when-issued or delayed delivery basis	68,234
Shares of beneficial interest sold	59,717
Other	25,135

Total assets	34,349,880
Liabilities
Payables and other liabilities:
Investments purchased (including $427,702 purchased on a when-issued or delayed delivery basis)	432,283
Shares of beneficial interest redeemed	22,607
Trustees’ compensation	11,918
Distribution and service plan fees	11,655
Shareholder communications	7,888
Dividends	6,626
Transfer and shareholder servicing agent fees	5,627
Management fees	694
Other	98,537

Total liabilities	597,835
Net Assets	$33,752,045

Composition of Net Assets
Shares of beneficial interest	$38,548,557
Total accumulated loss	(4,796,512)

Net Assets	$33,752,045

43         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $22,790,686 and 2,542,918 shares of beneficial interest outstanding)	$8.96

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$9.36

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,484,200 and 723,858 shares of beneficial interest outstanding)	$8.96

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,839,204 and 316,727 shares of beneficial interest outstanding)	$8.96

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,504,595 and 167,805 shares of beneficial interest outstanding)	$8.97

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,939 and 1,109 shares of beneficial interest outstanding)	$8.97

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $123,421 and 13,755 shares of beneficial interest outstanding)	$8.97

See accompanying Notes to Consolidated Financial Statements.

44         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 31, 2019

Investment Income
Interest (net of foreign withholding taxes of $2,520)	$2,558,169
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3)	1,473
Affiliated companies	32,607

Total investment income	2,592,249
Expenses
Management fees	291,828
Administration fees	51
Distribution and service plan fees:
Class A	50,671
Class C	64,517
Class R	11,890
Transfer and shareholder servicing agent fees:
Class A	37,266
Class C	11,193
Class R	4,216
Class Y	2,434
Class R6	1,933
Shareholder communications:
Class A	20,561
Class C	7,779
Class R	6,459
Class Y	604
Class R6	122
Legal, auditing and other professional fees	113,925
Custodian fees and expenses	59,221
Trustees’ compensation	19,264
Borrowing fees	1,157
Other	6,094

Total expenses	711,185
Less reduction to custodian expenses	(549)
Less waivers and reimbursements of expenses	(246,525)

Net expenses	464,111
Net Investment Income	2,128,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,166,379)
Swap contracts	6,800

Net realized loss	(1,159,579)
Net change in unrealized appreciation/(depreciation) on investment transactions	128,199
Net Increase in Net Assets Resulting from Operations	$1,096,758

See accompanying Notes to Consolidated Financial Statements.

45         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$2,128,138	$2,432,145
Net realized gain (loss)	(1,159,579)	7,914
Net change in unrealized appreciation/(depreciation)	128,199	(1,687,719)

Net increase in net assets resulting from operations	1,096,758	752,340
Dividends and/or Distributions to Shareholders[1]
Dividends and distributions declared:
Class A	(1,229,430)	(1,200,696)
Class C	(323,053)	(325,880)
Class R	(132,581)	(94,006)
Class Y	(84,453)	(109,242)
Class R5	(5)	—
Class R6	(391,557)	(723,071)

Total dividends and distributions declared	(2,161,079)	(2,452,895)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,660,139	(4,911,855)
Class C	(331,917)	173,441
Class R	703,228	716,623
Class Y	7,237	(636,985)
Class R5	10,000	—
Class R6	(12,756,849)	3,817,547

Total beneficial interest transactions	(10,708,162)	(841,229)
Net Assets
Total decrease	(11,772,483)	(2,541,784)
Beginning of period	45,524,528	48,066,312

End of period	$33,752,045	$45,524,528

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended May 31, 2018, dividends and distributions declared consisted of distributions from net investment income.

See accompanying Notes to Consolidated Financial Statements.

46         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.51	0.49	0.45	0.44	0.49
Net realized and unrealized gain (loss)	(0.21)	(0.34)	0.45	(0.67)	(0.50)

Total from investment operations	0.30	0.15	0.90	(0.23)	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.51)	(0.49)	(0.46)	(0.45)	(0.49)
Net asset value, end of period	$8.96	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset Value[3]	3.42%	1.61%	10.08%	(2.22)%	(0.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,791	$21,669	$27,376	$28,286	$31,973
Average net assets (in thousands)	$21,629	$22,936	$29,041	$28,307	$31,185
Ratios to average net assets:[4]
Net investment income	5.61%	5.19%	4.85%	4.90%	4.94%
Expenses excluding specific expenses listed below	1.78%	1.68%	1.59%	1.56%	1.40%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses	1.78%[6]	1.68%[6]	1.59%[6]	1.56%[6]	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.06%	1.21%	1.24%	1.15%
Portfolio turnover rate	56%	71%	89%	54%	67%

47         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2019	1.78%
Year Ended May 31, 2018	1.68%
Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

48         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.50	$9.06	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.44	0.42	0.39	0.38	0.42
Net realized and unrealized gain (loss)	(0.19)	(0.33)	0.44	(0.68)	(0.50)

Total from investment operations	0.25	0.09	0.83	(0.30)	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.43)	(0.39)	(0.39)	(0.42)
Net asset value, end of period	$8.96	$9.16	$9.50	$9.06	$9.75

Total Return, at Net Asset Value[3]	2.81%	0.90%	9.33%	(3.00)%	(0.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,484	$6,972	$7,070	$4,458	$3,876
Average net assets (in thousands)	$6,498	$7,161	$6,056	$4,083	$2,632
Ratios to average net assets:[4]
Net investment income	4.91%	4.50%	4.18%	4.21%	4.24%
Expenses excluding specific expenses listed below	2.57%	2.47%	2.55%	2.59%	2.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses	2.57%[6]	2.47%[6]	2.55%[6]	2.59%[6]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.76%	1.91%	1.94%	1.85%
Portfolio turnover rate	56%	71%	89%	54%	67%

49         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2019	2.57%
Year Ended May 31, 2018	2.47%
Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

50         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.48	0.47	0.44	0.42	0.46
Net realized and unrealized gain (loss)	(0.20)	(0.34)	0.43	(0.67)	(0.50)

Total from investment operations	0.28	0.13	0.87	(0.25)	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.47)	(0.43)	(0.43)	(0.46)
Net asset value, end of period	$8.96	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset Value[3]	3.17%	1.36%	9.81%	(2.46)%	(0.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,839	$2,185	$1,542	$554	$379
Average net assets (in thousands)	$2,445	$1,873	$908	$447	$234
Ratios to average net assets:[4]
Net investment income	5.36%	4.96%	4.66%	4.65%	4.68%
Expenses excluding specific expenses listed below	2.20%	2.07%	2.39%	2.37%	2.45%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses	2.20%[6]	2.07%[6]	2.39%[6]	2.37%[6]	2.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.31%	1.46%	1.49%	1.39%
Portfolio turnover rate	56%	71%	89%	54%	67%

51         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2019	2.20%
Year Ended May 31, 2018	2.07%
Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

52         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Class Y	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.53	0.52	0.48	0.47	0.52
Net realized and unrealized gain (loss)	(0.19)	(0.34)	0.45	(0.67)	(0.50)

Total from investment operations	0.34	0.18	0.93	(0.20)	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.52)	(0.49)	(0.48)	(0.52)
Net asset value, end of period	$8.97	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset Value[3]	3.85%	1.92%	10.41%	(1.92)%	0.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,505	$1,534	$2,235	$657	$1,132
Average net assets (in thousands)	$1,411	$1,976	$1,068	$707	$724
Ratios to average net assets:[4]
Net investment income	5.91%	5.50%	5.18%	5.18%	5.25%
Expenses excluding specific expenses listed below	1.50%	1.44%	1.42%	1.50%	1.50%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses	1.50%[6]	1.44%[6]	1.42%[6]	1.50%[6]	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.76%	0.91%	0.94%	0.84%
Portfolio turnover rate	56%	71%	89%	54%	67%

53         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2019	1.50%
Year Ended May 31, 2018	1.44%
Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

54         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R5	Period Ended May 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$9.02
Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized loss	(0.06)

Total from investment operations	(0.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]
Net asset value, end of period	$8.97

Total Return, at Net Asset Value[4]	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[5]
Net investment income	5.91%
Expenses excluding specific expenses listed below	1.22%
Interest and fees from borrowings	0.00%

Total expenses[6]	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate	56%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended May 31, 2019	1.22%

See accompanying Notes to Consolidated Financial Statements.

55         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R6	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.50	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.54	0.52	0.48	0.47	0.49
Net realized and unrealized gain (loss)	(0.19)	(0.33)	0.44	(0.67)	(0.47)

Total from investment operations	0.35	0.19	0.92	(0.20)	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.53)	(0.49)	(0.48)	(0.52)
Net asset value, end of period	$8.97	$9.16	$9.50	$9.07	$9.75

Total Return, at Net Asset Value[3]	3.98%	1.97%	10.34%	(1.87)%	0.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123	$13,165	$9,843	$22,186	$15,272
Average net assets (in thousands)	$6,395	$12,892	$16,472	$20,034	$7,400
Ratios to average net assets:[4]
Net investment income	5.96%	5.56%	5.12%	5.26%	5.13%
Expenses excluding specific expenses listed below	1.31%	1.24%	1.18%	1.27%	1.07%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses	1.31%[6]	1.24%[6]	1.18%[6]	1.27%[6]	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.71%	0.86%	0.89%	0.80%
Portfolio turnover rate	56%	71%	89%	54%	67%

56         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2019	1.31%
Year Ended May 31, 2018	1.24%
Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

57         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS May 31, 2019

Note 1-Significant Accounting Policies

Invesco Oppenheimer Global High Yield Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global High Yield Fund (the “Acquired Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global High Yield Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for

58         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a

59         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income   Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As

60         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax

61         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$5,728	$—	$3,973,939	$816,540

1. Of these losses, $808,980 is subject to Sec. 382 limitation rules resulting from an ownership change.

2. At period end, the Fund had $3,973,939 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

62         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

4. During the previous reporting period, the Fund utilized $4,387 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Decrease
Decrease	to Accumulated
to Paid-in Capital	Net Loss
$115,996	$115,996

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
Distributions paid from:
Ordinary income	$2,161,079	$2,452,895

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$33,733,350

Gross unrealized appreciation	$504,697
Gross unrealized depreciation	(1,321,237)

Net unrealized depreciation	$(816,540)

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a consolidated

63         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign

64         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J. Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

    Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

    In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

    A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible

65         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

    Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

    An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

    Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded

66         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

L. Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

M. Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

67         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Note 2- Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended May 31, 2019, the effective advisory fees incurred by the Fund was 0.75%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $286,959 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.85%, 1.40%, 0.85%, 0.85% and 0.80%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually

68         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund and the Subsidiary of uninvested cash in such affiliated money market funds.

    For the year ended May 31, 2019, the Adviser waived advisory fees of $32,592 and reimbursed fund expenses of $120,373, $41,494, $17,889, $8,049, $1 and $26,127 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class R, and Class Y shares to 1.15%, 1.85%, 1.40% and 0.85%, respectively, of the Acquired Fund’s average daily net assets.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended May 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended May 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder

69         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended May 31, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended May 31, 2019, IDI advised the Fund that IDI retained $53 in front-end sales commissions from the sale of Class A shares and $5 from Class C shares for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $18,634 in front-end sales commissions from the sale of Class A shares and $437 from Class C shares for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3- Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes between market the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about

70         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$746,378	$—	$746,378
Corporate Loans	—	568,870	—	568,870
Corporate Bonds and Notes	—	29,523,171	—	29,523,171
Preferred Stock	—	762	—	762
Common Stocks	37,908	12,938	—	50,846
Rights, Warrants and Certificates	—	—	62	62
Investment Company	2,026,721	—	—	2,026,721

Total Assets	$2,064,629	$30,852,119	$62	$32,916,810

Note 4- Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended May 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Swap contracts
Credit contracts	$ 6,800

The table below summarizes the year ended average notional value swap agreements.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Swap
Agreements
Average Notional Value	$153,077

Note 5- Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended May 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $549.

Note 6- Trustees and Officers’ Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7- Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8- Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended May 31, 2019 was $20,039,513 and $30,982,823, respectively.

72         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Note 9- Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2019[1]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	729,132	$6,596,376	857,228	$8,111,482
Dividends and/or distributions reinvested	127,447	1,146,812	111,259	1,046,849
Redeemed	(677,300)	(6,083,049)	(1,484,461)	(14,070,186)

Net increase (decrease)	179,279	$1,660,139	(515,974)	$(4,911,855)

Class C
Sold	244,929	$2,206,607	247,079	$2,333,787
Dividends and/or distributions reinvested	34,682	312,156	33,599	315,893
Redeemed	(316,686)	(2,850,680)	(263,832)	(2,476,239)

Net increase (decrease)	(37,075)	$(331,917)	16,846	$173,441

Class R
Sold	111,688	$1,004,611	108,686	$1,023,948
Dividends and/or distributions reinvested	14,608	131,453	9,869	92,780
Redeemed	(47,888)	(432,836)	(42,489)	(400,105)

Net increase	78,408	$703,228	76,066	$716,623

Class Y
Sold	48,786	$440,005	121,034	$1,149,347
Dividends and/or distributions reinvested	9,355	84,298	11,527	108,676
Redeemed	(57,586)	(517,066)	(200,347)	(1,895,008)

Net increase (decrease)	555	$7,237	(67,786)	$(636,985)

Class R5[2]
Sold	1,109	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,109	$10,000	—	$—

Class R6
Sold	13,344	$121,038	399,752	$3,793,311
Dividends and/or distributions reinvested	41,562	373,633	76,854	722,544
Redeemed	(1,477,674)	(13,251,520)	(75,738)	(698,308)

Net increase (decrease)	(1,422,768)	$(12,756,849)	400,868	$3,817,547

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities

73         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

Note 10- Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

74         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Oppenheimer Global High Yield Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Invesco Oppenheimer Global High Yield Fund and its subsidiary (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of May 31, 2019, the related consolidated statements of operations and of changes in net assets, including the related notes, and the consolidated financial highlights for the year ended May 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the year ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer Global High Yield Fund (formerly known as Oppenheimer Global High Yield Fund) as of and for the year ended May 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

July 30, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

75         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

    Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

76         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.05% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $3,540 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,500,557 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

77         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

    At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global High Yield Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

    The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

    In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

    The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory

78         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

    The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

79         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

    The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

    The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.     The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

    The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in

80         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

    The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

    The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds

81         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

82         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

83         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global High Yield Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global High Yield Fund into Invesco Oppenheimer Global High Yield Fund.

The results of the voting on the above matter was as follows:

	Votes	Votes	Votes	Broker
Matter	For	Against	Abstain	Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	2,209,357	240,162	136,470	0

84         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Information below is as of June 10, 2019.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			241	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered	241	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

85         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc.

86         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		(general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

87         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	241	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	241	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts; Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	225	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	241	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

88         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	241	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	241	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	225	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

89         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	241	Chairman of the Audit Committee, Blue Hills Bank; Chairman of the Business Advisory Council, Bentley University; Chairman of the Audit and Finance Committee and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	241	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			225	Director of Greenwall Foundation; Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	241	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

90         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	241	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	241	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	241	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, Board of Trustees (New York), Oppenheimer Funds	225	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network; and Trustee of certain Oppenheimer Funds	225	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement

Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);		ISO New England, Inc. (non-profit organization managing regional electricity market)

91         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)		Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

92         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco	N/A	N/A

93         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc. Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;	N/A	N/A

94         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset

			N/A	N/A

95         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

96         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens &	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
Young, LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Houston, TX
77046-1173

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INVESCO PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

99         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

INVESCO PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

100         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

101         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

INVESCO PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

102         INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLHY-AR-1 07262019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PwC could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

Separately, the Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

●	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
●	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
●

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

●

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

●

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

●

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

●	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
●

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

●	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of May 31, 2019 (each, a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the period since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$81,350
Audit-Related Fees	$0
Tax Fees(1)	$9,000
All Other Fees	$0

Total Fees	$90,350

(g)	PwC billed the Registrant aggregate non-audit fees of $9,000 for the fiscal year ended 2019

(1)	Tax Fees for the fiscal year end May 31, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the period since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended May 31, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these

Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services ;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of July 22, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of July 22, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 8, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 8, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	August 8, 2019